UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2005

DEL LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-5439	13-1953103
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

178 EAB Plaza Uniondale, NY		11553
(Address of principal executive offices)		(Zip Code)

(516) 844-2020
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 28, 2005, Del Laboratories, Inc. (the “Company”) issued $185.0 million Senior Secured Floating Rate Notes due 2011 (the “Notes”) in a private placement and entered into the agreements set forth below.

An Indenture (the “Indenture”) among the Company, each of the subsidiary guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee. The Indenture defines the rights of the holders of the Notes and related guarantees and governs the obligations of the Company under the Notes and of the guarantors under the related guarantees. The Notes are guaranteed on a senior secured basis by certain of the Company’s domestic subsidiaries. The Notes and related guarantees are secured by liens on specified assets. The Indenture contains various restrictive covenants. The foregoing summary is qualified in its entirety by the Indenture, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

A Credit Agreement (the “New Credit Agreement”) among DLI Holding II Corp., the Company, as borrower, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. The New Credit Agreement provides for aggregate maximum borrowings of $75.0 million (subject to a borrowing base limitation based on certain eligible accounts receivable and eligible inventory) and will mature in two years. The New Credit Agreement is guaranteed on a senior secured basis by certain of the Company’s domestic subsidiaries. The New Credit Agreement and related guarantees are secured by liens on specified assets. The New Credit Agreement contains various restrictive covenants. The foregoing summary is qualified in its entirety by the New Credit Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

A Collateral Agency Agreement (the “Collateral Agency Agreement”) among the Company, the other grantors from time to time party thereto, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as collateral agent. The Collateral Agency Agreement provides for the appointment of Wells Fargo Bank, National Association as the collateral agent for the holders of the Notes and sets forth the collateral agent’s rights and obligations. The foregoing summary is qualified in its entirety by the Collateral Agency Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

A Collateral Agreement (the “Collateral Agreement”) made by the Company and certain of its subsidiaries in favor of Wells Fargo Bank, National Association, as collateral agent. Pursuant to the Collateral Agreement, the Company and the subsidiary guarantors grant security interests in, and pledge and mortgage, substantially all of their respective tangible and intangible personal property and assets for the purpose of securing the payment and performance when due of all of the Company’s obligations under the Notes. The foregoing summary is qualified in its entirety by the Collateral Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

A Guarantee and Collateral Agreement (the “Guarantee Collateral Agreement”) made by DLI Holding II Corp., the Company and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as administrative agent. Pursuant to the Guarantee Collateral Agreement, DLI Holding II Corp. and the subsidiary guarantors guarantee the Company’s obligations and grant security interests in, and pledge and mortgage, substantially all of their respective tangible and intangible personal property and assets for the purpose of securing the payment and performance when due of all of the Company’s obligations under the New Credit Agreement. The foregoing summary is qualified in its entirety by the Guarantee Collateral Agreement, a copy of which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

An Intellectual Property Security Agreement (the “IP Notes Security Agreement”) made by the Company and certain of its subsidiaries in favor of Wells Fargo Bank, National Association, as collateral agent. The IP Notes Security Agreement authorizes the recording of a security interest in the Company’s intellectual property with the United States Patent & Trademark Office, the United States Copyright Office or other applicable governmental authorities for the benefit of the holders of the Notes. The foregoing summary is qualified in its entirety by the IP Notes Security Agreement, a copy of which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

An Intellectual Property Security Agreement (the “IP Credit Agreement Security Agreement”) made by the Company and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as administrative agent. The IP Credit Agreement Security Agreement authorizes the recording of a security interest in the Company’s intellectual property with the United States Patent & Trademark Office, the United States Copyright Office or other applicable governmental authorities for the benefit of the holders of the loans under the New Credit Agreement. The foregoing summary is qualified in its entirety by the IP Credit Agreement Security Agreement, a copy of which is filed as Exhibit 10.7 hereto and incorporated herein by reference.

An Intercreditor Agreement (the “Intercreditor Agreement”) among the Company, the other grantors from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and as credit facility collateral agent, and Wells Fargo Bank, National Association, as trustee and as note collateral agent. The Intercreditor Agreement sets forth the relative rights and priorities of the holders of the Notes and the holders of the loans under the New Credit Agreement with respect to the collateral securing the Notes and the New Credit Agreement. The foregoing summary is qualified in its entirety by the Intercreditor Agreement, a copy of which is filed as Exhibit 10.8 hereto and incorporated herein by reference.

A Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing (the “Deed of Trust”) from the Company to Biberstein & Nunalee, LLP, as trustee, for the benefit of Wells Fargo Bank, National Association, as note collateral agent. The Deed of Trust gives the note collateral agent under the Indenture a first priority lien on real property owned by the Company and located in Rocky Point, NC. The foregoing summary is qualified in its entirety by the Deed of Trust, a copy of which is filed as Exhibit 10.9 hereto and incorporated herein by reference.

A Second Lien Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing (the “Second Deed of Trust”) from the Company to Biberstein & Nunalee, LLP, as trustee, for the benefit of JPMorgan Chase Bank, N.A. The Second Deed of Trust gives the administrative agent under the New Credit Agreement a second priority lien on real property owned by the Company and located in Rocky Point, NC. The foregoing summary is qualified in its entirety by the Second Deed of Trust, a copy of which is filed as Exhibit 10.10 hereto and incorporated herein by reference.

A Registration Rights Agreement (the “Registration Rights Agreement”) among the Company, the guarantors listed on Schedule I thereto, and Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. Pursuant to the Registration Rights Agreement, the Company and the guarantors have agreed to use all commercially reasonable efforts to register the Notes under the Securities Act of 1933 and consummate the offer to exchange the Notes within the time period specified in the Registration Rights Agreement. The foregoing summary is qualified in its entirety by the Registration Rights Agreement, a copy of which is filed as Exhibit 10.11 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the agreements described above, the Company’s existing Credit Agreement, dated as of January 27, 2005, as amended from time to time (the “Existing Credit Agreement”), among the Company, JPMorgan Chase Bank N.A., as administrative agent, Bear Stearns Corporate Lending Inc., as syndication agent, Deutsche Bank Securities Inc., as co-agent and documentation agent and the lenders party thereto from time to time, was terminated as of October 28, 2005. The Existing Credit Agreement provided for term loans and revolving loans in an aggregate maximum amount of $250.0 million. In connection with the Existing Credit Agreement, DLI Holding Corp II and the subsidiary guarantors guaranteed the Company’s obligations and granted security interests in, and pledged and mortgaged, substantially all of their respective tangible and intangible personal property and assets pursuant to a Guarantee and Collateral Agreement. Upon termination of the Existing Credit Agreement, all such guarantee obligations and liens were released.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1	Indenture, dated as of October 28, 2005, among Del Laboratories, Inc., each of the subsidiary guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee

10.2	Credit Agreement, dated as of October 28, 2005, among DLI Holding II Corp., Del Laboratories, Inc., as borrower, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.3	Collateral Agency Agreement, dated as of October 28, 2005, among Del Laboratories, Inc., the other grantors from time to time party thereto, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as collateral agent

10.4	Collateral Agreement, dated as of October 28, 2005, made by Del Laboratories, Inc. and certain of its subsidiaries in favor of Wells Fargo Bank, National Association, as collateral agent

10.5	Guarantee and Collateral Agreement, dated as of October 28, 2005, made by DLI Holding II Corp., Del Laboratories, Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as administrative agent

10.6	Intellectual Property Security Agreement, dated as of October 28, 2005, made by Del Laboratories, Inc. and certain of its subsidiaries in favor of Wells Fargo Bank, National Association, as collateral agent

10.7	Intellectual Property Security Agreement, dated as of October 28, 2005, made by Del Laboratories, Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as administrative agent

10.8	Intercreditor Agreement, dated as of October 28, 2005, among Del Laboratories, Inc., the other grantors from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and as credit facility collateral agent, and Wells Fargo Bank, National Association, as trustee and as note collateral agent

10.9	Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of October 28, 2005, from Del Laboratories, Inc. to Biberstein & Nunalee, LLP, as trustee, for the benefit of Wells Fargo Bank, National Association, as note collateral agent

10.10	Second Lien Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of October 28, 2005, from Del Laboratories, Inc. to Biberstein & Nunalee, LLP, as trustee, for the benefit of JPMorgan Chase Bank, N.A.

10.11	Registration Rights Agreement, dated as of October 28, 2005, among Del Laboratories, Inc., the guarantors listed on Schedule I thereto, and Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL LABORATORIES, INC.

By:	/s/ SHAWN A. SMITH
Name:	Shawn A. Smith
Title:	Vice President, General Counsel and Secretary

Date: November 1, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

10.1	Indenture, dated as of October 28, 2005, among Del Laboratories, Inc., each of the subsidiary guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee

10.2	Credit Agreement, dated as of October 28, 2005, among DLI Holding II Corp., Del Laboratories, Inc., as borrower, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent

10.3	Collateral Agency Agreement, dated as of October 28, 2005, among Del Laboratories, Inc., the other grantors from time to time party thereto, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as collateral agent

10.4	Collateral Agreement, dated as of October 28, 2005, made by Del Laboratories, Inc. and certain of its subsidiaries in favor of Wells Fargo Bank, National Association, as collateral agent

10.5	Guarantee and Collateral Agreement, dated as of October 28, 2005, made by DLI Holding II Corp., Del Laboratories, Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as administrative agent

10.6	Intellectual Property Security Agreement, dated as of October 28, 2005, made by Del Laboratories, Inc. and certain of its subsidiaries in favor of Wells Fargo Bank, National Association, as collateral agent

10.7	Intellectual Property Security Agreement, dated as of October 28, 2005, made by Del Laboratories, Inc. and certain of its subsidiaries in favor of JPMorgan Chase Bank, N.A., as administrative agent

10.8	Intercreditor Agreement, dated as of October 28, 2005, among Del Laboratories, Inc., the other grantors from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and as credit facility collateral agent, and Wells Fargo Bank, National Association, as trustee and as note collateral agent

10.9	Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of October 28, 2005, from Del Laboratories, Inc. to Biberstein & Nunalee, LLP, as trustee, for the benefit of Wells Fargo Bank, National Association, as note collateral agent

10.10	Second Lien Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of October 28, 2005, from Del Laboratories, Inc. to Biberstein & Nunalee, LLP, as trustee, for the benefit of JPMorgan Chase Bank, N.A.

10.11	Registration Rights Agreement, dated as of October 28, 2005, among Del Laboratories, Inc., the guarantors listed on Schedule I thereto, and Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc.

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